UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 29, 2005

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 706-0800

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAVIGANT INTERNATIONAL, INC.

FORM 8-K

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 8.01 below.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 8.01 below.

ITEM 8.01. OTHER EVENTS

On August 29, 2005, the lending banks under our existing Credit Agreement dated October 31, 2003 (the “Credit Agreement”) agreed to extend the date that we will provide year-end audited financial statements, quarterly financial statements for the first and second fiscal quarters and the related compliance certificates, to the lending banks until September 30, 2005. In addition, the lending banks agreed to amend the Consolidated Total Leverage Ratio and the Consolidated Fixed Charges Coverage Ratio as defined in the Credit Agreement. As amended, we must maintain (A) a Consolidated Total Leverage Ratio as of the end of any fiscal quarter greater than (i) for the fiscal quarter ended on or about June 30, 2005, 3.80:1.0, (ii) for the fiscal quarter ending on or about September 30, 2005, 3.80:1.0, (iii) for the fiscal quarter ending on or about December 31, 2005, 3.60:1.0, (iv) for the fiscal quarter ending on or about March 28, 2006, 3.50:1.0 and (v) for each fiscal quarter ending thereafter, 3.25:1.0, and (B) a Consolidated Fixed Charges Coverage Ratio as of the end of any fiscal quarter less than (i) for any fiscal quarter ending during the period from and including the fiscal quarter ending on or about June 30, 2005 to and including the fiscal quarter ending on or about September 30, 2006, 1.80:1.0 and (ii) for the fiscal quarter ending on or about December 31, 2006 and each fiscal quarter ending thereafter, 2.00:1.0. The lending banks under the Credit Agreement also agreed to amend the Credit Agreement to permit us to enter into the Term Loan Agreement.

Also, on August 29, 2005, we entered into the Term Loan Credit Agreement dated as of August 29, 2005, among us, our Subsidiaries identified therein as guarantors, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto and borrowed $10 million (the “Term Loan”). The Term Loan is due March 31, 2006. The Term Loan is a senior secured facility which is senior in right of payment to our existing obligations under the Credit Agreement. We may prepay the Term Loan which is subject to the same covenants and financial covenants as under the Credit Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

10.39	Term Loan Credit Agreement dated as of August 29, 2005, among Navigant International, Inc., the Subsidiaries of the Borrower identified therein as guarantors, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto.

10.40	Amendment, Waiver and Consent, dated as of August 29, 2005, to the Credit Agreement dated as of October 31, 2003 by and among Navigant International, Inc., the Guarantors identified on the signature pages therein, the Lenders identified on the signature pages therein and Bank of America, N.A., as Administrative Agent.

10.41	Second Amendment, dated as of August 29, 2005, to the Credit Agreement dated as of October 31, 2003 by and among Navigant International, Inc., the Guarantors identified on the signature pages therein, the Lenders identified on the signature pages therein and Bank of America, N.A., as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2005.

NAVIGANT INTERNATIONAL, INC.
a Delaware corporation

By:	/s/ Robert C. Griffith
Name:	Robert C. Griffith
Title:	Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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